UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2005

HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntington Center
41 South High Street
	Columbus, Ohio	43287

	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 480-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On January 21, 2005, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the fourth quarter and year ended December 31, 2004. Also on January 21, 2005, Huntington made a Quarterly Financial Review available on its web site, www.huntington-ir.com. The information contained in the news release and the Quarterly Financial Review, which are attached as Exhibits 99.1 and 99.2, respectively, to this report, are incorporated herein by reference.

     Huntington’s senior management will host an earnings conference call January 21, 2005, at 1:00 p.m. EST. The call may be accessed via a live Internet web cast at www.huntington-ir.com or through a dial-in telephone number at 866-847-7860. Slides will be available at www.huntington-ir.com just prior to 1:00 p.m. EST on January 21, 2005, for review during the call. A replay of the web cast will be archived in the Investor Relations section of Huntington’s web site at www.huntington-ir.com. A telephone replay will be available two hours after the completion of the call through January 31, 2005, at 888-266-2081; conference call ID 616966.

     The information contained or incorporated by reference in this Current Report on Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading “Business Risks” included in Item 1 of Huntington’s Annual Report on Form 10-K for the year ended December 31, 2003, and other factors described from time to time in Huntington’s other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. Huntington assumes no obligation to update any forward-looking statement.

     The information contained or incorporated by reference in Item 2.02 of this Form 8-K shall be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

     The exhibits referenced below shall be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

(c) Exhibits.

Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated January 21, 2005.

Exhibit 99.2 – Quarterly Financial Review, December 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: January 21, 2005	By:	/s/ Donald R. Kimble
Donald R. Kimble
Chief Financial Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, January 21, 2005.
Exhibit 99.2	Quarterly Financial Review, December 2004.